EXHIBIT 3
                                                                       ---------



--------------------------------------------------------------------------------



                           UNITED ROAD SERVICES, INC.





                               Shares of Series B
                    Participating Convertible Preferred Stock





                               EXCHANGE AGREEMENT





                            Dated as of June 17, 2003



--------------------------------------------------------------------------------

                               EXCHANGE AGREEMENT

         AGREEMENT made as of the 17th day of June, 2003 (this "AGREEMENT"), by and among United Road Services, Inc., a Delaware corporation (the "COMPANY"), Blue Truck Acquisition, LLC, a Delaware limited liability company (the "INVESTOR"), and, for the limited purposes set forth in Sections 4, 5.1, 6 and 7, KPS Management, LLC, a Delaware limited liability company ("KPS MANAGEMENT").

                              W I T N E S S E T H:

         WHEREAS, on July 20, 2000 the Company issued and sold to the Investor, and the Investor purchased from the Company, 613,073.27 shares of the Company's Series A Participating Convertible Preferred Stock, par value $.001 per share (the "SERIES A PREFERRED STOCK"), pursuant to that certain Stock Purchase Agreement dated as of April 14, 2000, as amended;

         WHEREAS, in consideration of all of the shares of Series A Preferred Stock owned (beneficially or of record) by the Investor and its affiliates, the Company wishes to issue and sell to the Investor, and the Investor wishes to purchase from the Company, 2,572.017 shares of the Company's authorized but unissued shares of Series B Participating Convertible Preferred Stock, par value $.001 per share ("SERIES B PREFERRED STOCK"), having the rights and preferences set forth in the Certificate of Powers, Designations, Preferences and Rights (the "CERTIFICATE OF DESIGNATION") relating to the Series B Preferred Stock, upon the terms and subject to the conditions set forth herein;

         WHEREAS, simultaneously with the execution of this Agreement, the Company and CFE, Inc. ("CFE") have entered into an agreement (the "CFE EXCHANGE AGREEMENT") pursuant to which, among other things, CFE is to surrender to the Company all shares of Series A Preferred Stock owned (beneficially or of record) by CFE and its affiliates in exchange for 205.761 shares of the Company's authorized but unissued shares of Series B Preferred Stock; and

         WHEREAS, simultaneously with the execution of this Agreement, the Company and Charter URS LLC ("CHARTER") have entered into an agreement (the "CHARTER EXCHANGE AGREEMENT" and together with the CFE Exchange Agreement, the "OTHER EXCHANGE AGREEMENTS") pursuant to which, among other things, Charter is to surrender to the Company all of the 8% Convertible Subordinated Debentures due 2008 issued by the Company and owned (beneficially or of record) by Charter and its affiliates, in exchange for 25,000 shares of the Company's authorized but unissued shares of Series C Participating Convertible Preferred Stock, par value $.001 per share, having the rights and preferences set forth in the Certificate of Designation relating thereto.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Investor, the Company and, for the limited purposes set forth in Sections 4, 5.1, 6 and 7, KPS Management hereby agree as follows:

                                    SECTION 1

                         TERMS OF PURCHASE AND ISSUANCE

1.1 SALE AND PURCHASE. On the Closing Date, the Company shall issue to the Investor, and the Investor shall purchase from the Company, 2,572.017 shares of Series B Preferred Stock, initially convertible into 257,201,700 shares of common stock, par value $0.001 per share, of the Company ("COMMON STOCK"), such conversion being subject to the terms and conditions set forth in the Certificate of Designation relating to the Series B Preferred Stock in the form annexed hereto as EXHIBIT A. The shares of Series B Preferred Stock to be issued to the Investor hereunder would, if the Conversion Trigger Date (as defined in the certificate of Designation relating to such stock) had occurred, be convertible on the date hereof into not less than 9.2% of the Common Stock on a fully diluted basis (without giving effect to the options being granted to Mr. Wysocki and Charter under the Option Agreements referred to in Section 2.2(g)).

1.2 PURCHASE PRICE. On the Closing Date, as full consideration for the issuance of the shares to be issued to the Investor pursuant to Section 1.1 of this Agreement, the Investor shall surrender to the Company 613,073.27 shares of Series A Preferred Stock (which constitute all the shares of Series A Preferred Stock owned (beneficially or of record) by the Investor and its affiliates) for cancellation.

                                    SECTION 2

                                     CLOSING

2.1 CLOSING. The closing (the "CLOSING") of the sale and purchase of the Series B Preferred Stock to be issued under this Agreement shall occur at the offices of Proskauer Rose LLP on this date (the "CLOSING DATE").

2.2      CLOSING TRANSACTIONS. At the Closing, the following shall occur:

         (a) the Investor shall deliver to the Company the stock certificate(s) evidencing the shares of Series A Preferred Stock to be surrendered by it under this Agreement, in each case together with stock powers duly endorsed in blank or a lost stock affidavit in form and substance reasonably acceptable to the Company;

         (b) the Company shall deliver to the Investor the Series B Preferred Stock to be issued by it under this Agreement in the form of a stock certificate issued in the Investor's name;

         (c) the Company shall deliver to the Investor evidence reasonably satisfactory to the Investor to the effect that (i) the Certificate of Designation relating to the Series B Preferred Stock has been accepted for filing by the Secretary of State for the State of Delaware, (ii) the exchanges contemplated by the Other Exchange Agreements have been consummated, and (iii) each director entitled to be designated by the Investor pursuant to the Certificate of

Designation relating to the Series B Preferred Stock has, if named by the Investor, been duly elected to the Board of Directors of the Company;

         (d) the Investor and the Company shall execute and deliver the Investors' Agreement in the form annexed to this Agreement as EXHIBIT B and the Registration Rights Agreement in the form annexed hereto as EXHIBIT C;

         (e) KPS Management, the Investor and the Company shall execute and deliver the Termination Agreement in the form annexed hereto as EXHIBIT D;

         (f) the Company and General Electric Capital Corporation shall enter into an amendment to the Company's Credit Agreement, dated as of July 20, 2000, in the form annexed hereto as EXHIBIT E; and

         (g) the Company and each of Michael A. Wysocki and Charter shall enter into a Credit Enhancement Agreement in the form annexed hereto as EXHIBIT F and an Option Agreement in the form annexed hereto as EXHIBIT G.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investor effective as of the date hereof and as of the Closing Date:

3.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted.

3.2 POWER AND AUTHORITY. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and all agreements and other documents executed and delivered in connection herewith (the "ANCILLARY DOCUMENTS") by the Company and the transactions contemplated hereby and thereby have been approved by the Board of Directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and the Ancillary Documents or the consummation by the Company of the transactions contemplated hereby and thereby, other than the approval of the stockholders contemplated by Section 5.4 with respect to the transactions contemplated thereby.

3.3 DUE EXECUTION; ENFORCEABILITY. This Agreement and the Ancillary Documents have been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery by the other parties thereto, this Agreement and the Ancillary Documents constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and
(ii) general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

3.4 BROKERS AND FINDERS. The Company is not a party to or bound by any contract, arrangement or understanding with any person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby and there is no claim for payment by the Company of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

3.5 ISSUANCE OF SHARES. Upon consummation of the Closing as contemplated by this Agreement, including receipt by the Company of the Series A Preferred Stock to be surrendered by the Investor under this Agreement, the Series B Preferred Stock to be issued to the Investor under this Agreement will be validly issued, fully paid and nonassessable, and any shares of capital stock issued upon the conversion thereof in accordance with the terms thereof shall be validly issued, fully paid and nonassessable.

                  The parties acknowledge that, except as set forth in this
Section 3, the Company has not made any representation of warranty to the Investor and the Investor is not relying on any representation of warranty of the Company other than those set forth in this Section 3.

                                   SECTION 4

                            INVESTOR REPRESENTATIONS

                  Each of KPS Management and the Investor, severally and not jointly, represents and warrants to the Company effective as of the date hereof and as of the Closing Date:

4.1 ORGANIZATION. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite limited liability company power and authority to carry on its business as it is now being conducted.

4.2 POWER AND AUTHORITY. It has all requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and all Ancillary Documents to which it is a party and the transactions contemplated hereby and thereby have been approved by its members or, if it is managed by its managers, by its managers. No other proceedings on its part are necessary to authorize the execution and delivery of this Agreement and the Ancillary Documents to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

4.3 DUE EXECUTION; ENFORCEABILITY. This Agreement and the Ancillary Documents to which it is a party have been duly executed and delivered by it, and assuming the due authorization, execution and delivery by the other parties thereto, this Agreement and the Ancillary Documents to which it is a party constitute its valid and legally binding obligations, enforceable against it in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

4.4 BROKERS AND FINDERS. It is not a party to or bound by any contract, arrangement or understanding with any person or firm which may result in its obligation to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby and there is no claim for payment by it of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

4.5      OWNERSHIP OF SHARES AND RIGHTS.

         (a) The Investor is the record and beneficial owner of the shares of Series A Preferred Stock to be surrendered by it to the Company pursuant to this Agreement, free and clear of any and all liens, claims and encumbrances of any nature whatsoever, and no other person or entity has any right, title or interest in or to any of those shares.

         (b) The Investor has not assigned or otherwise transferred to any person or entity any right, title or interest in or to any of the agreements or other arrangements listed on SCHEDULE 4.5 to this Agreement to which it is a party or as to which it has any rights (the "BLUE TRUCK RIGHTS") or any claim arising out of or in connection therewith, including, without limitation, with respect to any fees or rights of reimbursement together with any accrued and unpaid management or other fees, accrued and unpaid dividends, or other sums owing to the Investor.

         (c) KPS Management has not assigned or otherwise transferred to any person or entity any right, title or interest in or to any of the agreements or other arrangements listed on SCHEDULE 4.5 to this Agreement to which it is a party or as to which it has any rights (the "KPS MANAGEMENT RIGHTS") or any claim arising out of or in connection therewith, including, without limitation, with respect to any fees or rights of reimbursement together with any accrued and unpaid management or other fees, accrued and unpaid dividends, or other sums owing to KPS Management.

         (d) The Blue Truck Rights and the KPS Management Rights constitute all claims, debts, liabilities, obligations, covenants, contracts, agreements or promises, of or against the Company or any of its subsidiaries that are nominally or beneficially possessed or claimed by KPS Management, the Investor or any of their respective affiliates (excluding the Company and affiliates that are subsidiaries of the Company) other than their rights under this Agreement and the Ancillary Documents. With respect to Excluded Claims (as defined in Section 2(a) of the Termination Agreement), the representation set forth in this
Section 4.5(d) is made to the knowledge of the Investor and KPS Management.

4.6      INVESTMENT INTENT.

         (a) The Investor is acquiring Series B Preferred Stock for its own account, for investment, and not with a view to any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

         (b) The Investor understands that because the Series B Preferred Stock has not been registered under the Securities Act, it cannot dispose of any or all of the Series B Preferred Stock unless such securities are subsequently registered under the Securities Act or exemptions from such registration are available. The Investor understands that each certificate representing the Series B Preferred Stock will bear the following legends:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold or otherwise transferred without an effective registration statement for such securities under the Act or the availability of an exemption from such registration requirements.

                  The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of the securities represented by this certificate and the qualifications, limitations or restrictions of such preferences and/or rights.

                  The shares represented by the certificate are subject to the rights and restrictions contained in the Investors' Agreement dated as of JUNE 17, 2003, as such Agreement may be amended, supplemented, restated or otherwise modified from time to time (a copy of which is on file with the Secretary of the Corporation).

         (c) The Investor is sufficiently knowledgeable and experienced in the making of special situation investments so as to be able to evaluate the risks and merits of its investment in the Company, and is able to bear the economic risk of loss of its investment in the Company. The Investor is an "accredited investor" (as defined in Regulation D promulgated under the Securities Act).

         (d) The Investor has been advised that none of the Series B Preferred Stock has been registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that the Company, in issuing the Series B Preferred Stock is relying upon, among other things, the representations and warranties of the Investor contained in this Section.

                                    SECTION 5

                                    COVENANTS

5.1 TERMINATION OF CERTAIN AGREEMENTS. The Company, KPS Management and the Investor hereby agree that the agreements described on SCHEDULE 4.5, including, without limitation, the KPS Management Rights and the Blue Truck Rights, together with any accrued and unpaid fees or other sums owing to the Investor, KPS or any of their affiliates thereunder, are hereby terminated in full and are of no further force and effect, and that no party shall have any right, entitlement, duty, liability or obligation thereunder, whether or not accrued or otherwise payable on or prior to this date.

5.2 EXPENSES. Promptly following the Closing (but no more than 30 days thereafter) the Company shall pay the actual reasonable fees and expenses incurred by the Investor in connection with the negotiation, execution, delivery and performance of this Agreement and the agreements, documents and instruments contemplated hereby or executed pursuant hereto (including the reasonable fees and expenses of counsel, accountants and other representatives engaged by the Investor in connection with such transactions).

5.3 PUBLIC ANNOUNCEMENTS. The initial press release relating to this Agreement shall be a joint press release the text of which has been agreed to by each of the Investor, Charter and the Company. Thereafter, each of the Investor and the Company shall consult with the other before issuing any press release with respect to this Agreement or any of the transactions contemplated hereby.

5.4 COMPANY STOCKHOLDERS' MEETING. Each of the Company and the Investor shall use its best efforts to take all actions necessary or advisable and permitted by applicable law to hold a stockholders' meeting as promptly as practicable, but in no event prior to August 13, 2003, for the purpose of approving an amendment to the Company's certificate of incorporation in the form annexed hereto as EXHIBIT H to, among other things, (i) effect a 1,000-to-1 reverse stock split relating to the Common Stock, (ii) adjusting the number of authorized shares of Common Stock to 4,000,000.

5.5 TRANSACTIONS WITH AFFILIATES. Without the prior written consent of the Investor, the Company shall not enter into or be a party to any transaction or series of transactions with Charter or any of its affiliates involving payment for services rendered or to be rendered, unless such transaction(s) are on terms that are no less favorable to the Company than would be available in arm's length transaction(s) with unaffiliated parties; PROVIDED, HOWEVER, that this Section shall be of no more effect either (i) from and after the time that Blue Truck or its affiliates shall no longer have the right to appoint a director to the Board of Directors of the Company under the Certificate of Designation relating to the Series B Preferred Stock or (ii) from and after the time that Charter shall no longer have the right to appoint a majority of the Board of Directors of the Company under the Certificate of Designation relating to the Series C Preferred Stock, whichever shall first occur.

                                   SECTION 6

                                 INDEMNIFICATION

         Each party shall indemnify, defend, and hold the other party harmless against all liability, losses, claims, charges, actions, suits, proceedings, penalties, fines, settlements, judgments or damages, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from the breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

                                   SECTION 7

                                    GENERAL

7.1 ENTIRE AGREEMENT. This Agreement and the Ancillary Documents contain all of the agreements, covenants, terms, conditions and representations and warranties agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, negotiations, correspondence, undertakings, representations, warranties and communications of any kind of or between the parties and their representatives, whether oral or written, respecting such subject matter.

7.2 WAIVERS. Waiver by any party of any breach of or failure to comply with any provision of this Agreement by another party shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement. No waiver of any such breach or failure or of any term of this Agreement shall be effective unless in a written notice signed by the waiving party and delivered, in the manner required for notices generally, to the affected party.

7.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof.

7.5 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns. No assignment of this Agreement or any right or duty hereunder shall relieve the assignor of any duty hereunder.

7.6 HEADINGS; REFERENCES. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to a section number shall, unless otherwise indicated, be to sections in this Agreement.

7.7 NOTICES. All notices required to be given to any of the parties to this Agreement shall be in writing, shall be made to each of the parties identified below and shall be deemed to have been sufficiently given, subject to the further provisions of this Section, for all purposes (and shall constitute valid legal service) when presented personally to such party or sent by certified or registered mail, return receipt requested, with proper postage prepaid, or any national overnight delivery service, with proper charges prepaid, or by facsimile (together with an electronically generated confirmation of receipt) to such party at its address set forth below:

                           If to the Investor or KPS Management:

                           c/o KPS Special Situations Fund, L.P.
                           200 Park Avenue, 58th Floor
                           New York, NY  10166
                           Attention:  Stephen Presser, Esq.
                           Facsimile:  (212) 867-7980

                           with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison LLP
                           1285 Avenue of the Americas
                           New York, NY  10019-6064
                           Attention:  Carl L. Reisner, Esq.
                           Facsimile:  (212) 757-3990

                           If to the Company:

                           United Road Services, Inc.
                           10701 Middlebelt Road
                           Romulus, Michigan 48174
                           Attention: Michael A. Wysocki
                           Telecopy: (734) 947-7931

                           with a copy to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, NY  10036
                           Attention:  James D. Meade, Esq.
                           Facsimile:   (212) 969-2900

                           General Electric Capital Corporation
                           800 Connecticut Avenue, Two North
                           Norwalk, CT  06854
                           Attention:  Thomas Morante
                           Facsimile:  (203) 852-3660

                           Winston & Strawn
                           200 Park Avenue
                           New York, NY  10166

                           Attention:  William D. Brewer, Esq.
                           Facsimile:  (212) 294-4700

                           c/o Charterhouse Group International, Inc.
                           535 Madison Avenue
                           New York, NY  10022
                           Attention:  Joseph Rhodes
                           Facsimile:  (212) 750-9704

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, NY  10036
                           Attention:  James D. Meade, Esq.
                           Facsimile:  (212) 969-2900

Such notice shall be deemed to be received when delivered if delivered personally, the next business day after the date sent if sent by a national overnight delivery service, three (3) business days after the date mailed if mailed by certified or registered mail, or when received if sent by facsimile. Any party may change its address for purposes of this Agreement, and notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice. Failure to give notice to any party will not invalidate notice given to any other party pursuant to this Section 7.7.

7.8 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS, ASSIGNABILITY OF RIGHTS. All representations, warranties and covenants made herein shall survive the delivery of the Series B Preferred Stock.

7.9 JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in such state solely in respect of any claim relating to the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, or otherwise in respect of the transactions contemplated hereby and thereby, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding in which any such claim is made that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, including with respect to notice of claim provided that such notice is given pursuant to Section 7.7 hereof.

7.10 WAIVER OF JURY TRIAL. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) such party understands and has considered the implications of this waiver, (iii) such party makes this waiver voluntarily, and (iv) such party has been induced to enter into this Agreement by, among other things, the mutual waivers, agreements and certifications in this section.

7.11 THIRD-PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day and year first above written.


                                   UNITED ROAD SERVICES, INC.


                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


                                   BLUE TRUCK ACQUISITION, LLC


                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


FOR THE LIMITED PURPOSES
SET FORTH IN SECTIONS 4, 5.1, 6
AND 7:


KPS MANAGEMENT, LLC


By:  /s/
     -----------------------------
     Name:
     Title:

                                  SCHEDULE 4.5
                                  ------------

1.       Notes issued to Charter by the Company, as follows:

                  --------------------------------------------------------------
                  NO.                   DATED                   AMOUNT
                  ---                   -----                   ------
                  --------------------------------------------------------------
                  A-1             July 20, 2000                 $84,517,783.49
                  --------------------------------------------------------------
                  11              September 30, 2000            $  1,333,503.00
                  --------------------------------------------------------------
                  12              December 31, 2000             $  1,717,260.00
                  --------------------------------------------------------------
                  13              March 31, 2001                $  1,751,366.00
                  --------------------------------------------------------------
                  14              June 30, 2001                 $  1,786,394.00
                  --------------------------------------------------------------
                  15              September 30, 2001            $  1,822,121.00
                  --------------------------------------------------------------
                  16              December 31, 2001             $  1,858,564.00
                  --------------------------------------------------------------
                  17              March 31, 2002                $  1,895,735.00
                  --------------------------------------------------------------
                  18              June 30, 2002                 $  1,933,650.00
                  --------------------------------------------------------------
                  19              September 30, 2002            $  1,972,323.00
                  --------------------------------------------------------------
                  20              December 30, 2002             $  2,011,769.00
                  --------------------------------------------------------------
                  21              March 31, 2003                $  2,052,005.00
                  --------------------------------------------------------------

2. Acknowledgment by the Company and Charter, dated July 20, 2000, with respect to the aggregate principal amount of the 1998 Debentures (defined with reference to the Charter Purchase Agreement (see below)).

3. Acknowledgment, dated July 20, 2000, by the Company, Blue Truck and CFE with respect to price, number of shares and conversion price of the Series A Participating Convertible Preferred Stock of the Company.

4. Agreement, dated as of July 20, 2000, between the Company and Charter to amend and restate the 1998 Purchase Agreement (defined therein).

5. Amended and Restated Investors Agreement, dated as of April 14, 2000, between the Company and Charter (the "AMENDED AND RESTATED INVESTORS AGREEMENT").

6. Amended and Restated Purchase Agreement, dated as of April 14, 2000, between the Company and Charter (the "CHARTER PURCHASE AGREEMENT").

7. Amended and Restated Registration Rights Agreement, dated as of April 14, 2000, between the Company and Charter (the "CHARTER REGISTRATION RIGHTS AGREEMENT").

8. Amendment No. 1 to the Blue Truck Purchase Agreement, dated as of May 26, 2000, by and among the Company and Blue Truck.

9. Amendment to the Charter Purchase Agreement and to the Amended and Restated Investors Agreement, dated May 26, 2000, between the Company and Charter.

10. Amendment to the Charter Purchase Agreement and to the Charter Registration Rights Agreement, dated July 20, 2000, between the Company and Charter.

11. Assignment Agreement, dated as of July 20, 2000, by and among Blue Truck, KPS Special Situations Fund, L.P., and the Company.

12. Investors' Agreement, dated as of July 20, 2000, between the Company and Blue Truck.

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13.      Letter, dated July 20, 2000, from Blue Truck and CFE to Charter and the
         Company regarding the subordination of dividend payments to Blue Truck and CFE.

14. Management Services Agreement, dated as of July 20, 2000, between KPS Management and the Company.

15. Registration Rights Agreement, dated as of July 20, 2000, between the Company, Blue Truck and CFE.

16. Side Letter, dated April 14, 2000, from Charter to the Company with respect to non-exercise of rights under the 1998 Purchase Agreement.

17. Side Letter, dated April 14, 2000, from Charter to the Company with respect to subordination as contemplated by the Charter Purchase Agreement.

18. Stock Purchase Agreement, dated as of April 14, 2000, by and among the Company and Blue Truck (the "BLUE TRUCK PURCHASE AGREEMENT").

19. Subordinated Subsidiary Guaranty, dated as of July 20, 2000, by direct and indirect subsidiaries of the Company in favor of Charter.

20.      Tag-Along Side Letter, dated July 20, 2000, from Blue Truck to CFE.

21. Waiver of Condition, dated as of April 14, 2000, by the Company with respect to Section 4 of the Blue Truck Purchase Agreement.